     As filed with the Securities and Exchange Commission on August 30, 2000

                                               1933 Act Registration No. 2-78310
                                              1940 Act Registration No. 811-3504

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


               Pre-Effective Amendment No.                            [ ]
             Post-Effective Amendment No. 31                          [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                             Amendment No. 30 [X]


                       PAINEWEBBER RMA TAX-FREE FUND, INC.
               (Exact name of registrant as specified in charter)


                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (212) 713-2000


                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP

                                  Second Floor
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:
[     ]  Immediately upon filing pursuant to Rule 485(b)
[  X  ]  On August 31, 2000 pursuant to Rule 485(b)
[     ]  60 days after filing pursuant to Rule 485(a)(1)
[     ]  On             pursuant to Rule 485(a)(1)
[     ]  75 days after filing pursuant to Rule 485(a)(2)
[     ]  on                      pursuant to Rule 485(a)(2)


Title of Securities Being Registered:  Shares of Common Stock.

PaineWebber RMA

   Money Market Portfolio
   U.S. Government Portfolio
   Tax-Free Fund
   California Municipal Money Fund
   New Jersey Municipal Money Fund
   New York Municipal Money Fund







                          ----------------------------
                                   PROSPECTUS


                                AUGUST 31, 2000


                          ----------------------------


This prospectus offers shares of these money market funds primarily to participants in the PaineWebber Resource Management Account'r' (RMA'r') Program, the PaineWebber Business Services Account (BSA) Program and certain PaineWebber advisory programs.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

                                    Contents
                                   THE FUNDS

---------------------------------------------------------------------------------------------------------
What every investor                              3                         Money Market Portfolio
should know about                                6                         U.S. Government Portfolio
the funds                                        9                         Tax-Free Fund
                                                12                         California Municipal Money Fund
                                                15                         New Jersey Municipal Money Fund
                                                18                         New York Municipal Money Fund
                                                21                         More About Risks and Investment
                                                                           Strategies

                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------
Information for                                 23                         Managing Your Fund Account
managing your fund                                                         -- Buying Shares
account                                                                    -- Selling Shares
                                                                           -- Pricing and Valuation

                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------
Additional important                            26                         Management
information about                               27                         Dividends and Taxes
the funds                                       28                         Financial Highlights

---------------------------------------------------------------------------------------------------------
Where to learn more                                                        Back Cover
about the funds

                         The funds are not complete or
                         balanced investment programs.

                                  ------------
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber RMA Money Market Portfolio

                       Money Market Portfolio
              INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.


PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Mitchell Hutchins considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.


PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



  Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



  Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



  Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


                                  ------------
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                            ------------------------

                     PaineWebber RMA Money Market Portfolio

                            PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990                    8.01%
    1991                    5.90%
    1992                    3.56%
    1993                    2.84%
    1994                    3.78%
    1995                    5.54%
    1996                    5.02%
    1997                    5.15%
    1998                    5.09%
    1999                    4.72%



Total return January 1 to June 30, 2000  -- 2.78%
Best quarter during years shown: 2nd quarter, 1990  -- 1.97%
Worst quarter during years shown: 2nd quarter, 1993  -- 0.69%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   4.72%
Five Years..............................................   5.10%
Ten Years...............................................   4.95%


                                  ------------
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber RMA Money Market Portfolio

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................  $ 85
  PaineWebber BSA Program...................................  $125


---------


* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................  0.50%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  0.09%
Total Annual Fund Operating Expenses........................  0.59%
                                                              ----
                                                              ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:






1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $60      $189      $329       $738


                                  ------------
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber RMA U.S. Government Portfolio

                           U.S. Government Portfolio
                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.



Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in U.S. government money market instruments that are backed by the full faith and credit of the United States; these money market instruments pay income that is generally exempt from state and local income tax.



The fund may invest a significant percentage of its assets in repurchase agreements. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.


PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



  Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



  Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'




                                  ------------
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                            ------------------------

                      PaineWebber RMA U.S. Government Portfolio

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN

                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990                    7.62%
    1991                    5.57%
    1992                    3.41%
    1993                    2.64%
    1994                    3.52%
    1995                    5.24%
    1996                    4.86%
    1997                    5.01%
    1998                    4.85%
    1999                    4.35%


Total return January 1 to June 30, 2000  -- 2.59%
Best quarter during years shown: 3rd quarter, 1990  -- 1.87%
Worst quarter during years shown: 4th quarter, 1993  -- 0.65%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   4.35%
Five Years..............................................   4.86%
Ten Years...............................................   4.70%


                                  ------------
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                            ------------------------

                       PaineWebber RMA U.S. Government Portfolio

                              EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................   $85
  PaineWebber BSA Program...................................  $125


---------


* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................  0.41%
Distribution and/or Service (12b-1) Fees....................  0.13%*
Other Expenses..............................................  0.05%
Total Annual Fund Operating Expenses........................  0.59%


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $60      $189      $329       $738


                                  ------------
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber RMA Tax-Free Fund

                                Tax-Free Fund
                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality, municipal money market instruments.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in money market instruments that are exempt from federal income tax. While the fund normally does not do so, it may invest up to 20% of its total assets in securities that are subject to the federal alternative minimum tax.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



  Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



  Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


                                  ------------
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber RMA Tax-Free Fund

                                  PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN

                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990                    5.38%
    1991                    4.06%
    1992                    2.58%
    1993                    1.86%
    1994                    2.31%
    1995                    3.32%
    1996                    2.92%
    1997                    3.10%
    1998                    2.93%
    1999                    2.67%


Total return January 1 to June 30, 2000  -- 1.67%
Best quarter during years shown: 4th quarter, 1990  -- 1.34%
Worst quarter during years shown: 1st quarter, 1994  -- 0.44%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   2.67%
Five Years..............................................   2.99%
Ten Years...............................................   3.11%


                                  ------------
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber RMA Tax-Free Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................  $ 85
  PaineWebber BSA Program...................................  $125


---------


* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees.............................................  0.43%
Distribution and/or Service (12b-1) Fees....................  0.13%*
Other Expenses..............................................  0.04%
                                                              -----
Total Annual Fund Operating Expenses........................  0.60%
                                                              -----
                                                              -----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:






1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $61      $192      $335       $750


                                  ------------
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber RMA California Municipal Money Fund

                         California Municipal Money Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. While the fund normally does not do so, it may invest without limit in instruments that are subject to the federal alternative minimum tax.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



  Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



  Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



  Single State Concentration Risk -- Because the fund invests substantially all its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund.



  Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


                                  ------------
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber RMA California Municipal Money Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990                    5.04%
    1991                    3.74%
    1992                    2.34%
    1993                    1.77%
    1994                    2.20%
    1995                    3.14%
    1996                    2.80%
    1997                    2.93%
    1998                    2.58%
    1999                    2.34%


Total return January 1 to June 30, 2000  -- 1.36%
Best quarter during years shown: 2nd quarter, 1990  -- 1.27%
Worst quarter during years shown: 1st quarter, 1994  -- 0.42%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   2.34%
Five Years..............................................   2.76%
Ten Years...............................................   2.88%


                                  ------------
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber RMA California Municipal Money Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................  $ 85
  PaineWebber BSA Program...................................  $125



---------
* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................  0.47%
Distribution and/or Service (12b-1) Fees....................  0.13%*
Other Expenses..............................................  0.05%
Total Annual Fund Operating Expenses........................  0.65%
                                                              ----
                                                              ----


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:






1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $66      $208      $362       $810


                                  ------------
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber RMA New Jersey Municipal Money Fund

                         New Jersey Municipal Money Fund
                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may invest without limit in instruments that are subject to the federal alternative minimum tax.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



 Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



 Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



 Single State Concentration Risk -- Because the fund invests substantially all its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund.



 Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


                                  ------------
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber RMA New Jersey Municipal Money Fund

                                 PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1992 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS.)



                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990
    1991
    1992                    2.23%
    1993                    1.62%
    1994                    1.93%
    1995                    2.78%
    1996                    2.54%
    1997                    2.73%
    1998                    2.45%
    1999                    2.27%


Total return January 1 to June 30, 2000  -- 1.49%
Best quarter during years shown: 2nd quarter, 1995  -- 0.76%
Worst quarter during years shown: 1st and 2nd quarter, 1993, and 1st quarter 1994 -- 0.39%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   2.27%
Five Years..............................................   2.56%
Life of Fund (2/01/91)..................................   2.51%


                                  ------------
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber RMA New Jersey Municipal Money Fund

                              EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................  $ 85
  PaineWebber BSA Program...................................  $125


---------


* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................  0.50%
Distribution and/or Service (12b-1) Fees....................  0.12%
Other Expenses..............................................  0.16%
                                                              -----
Total Annual Fund Operating Expenses........................  0.78%
                                                              -----
                                                              -----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $80      $249      $433       $966


                                  ------------
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                            ------------------------
                 PaineWebber RMA New York Municipal Money Fund

                          New York Municipal Money Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. While the fund normally does not do so, it may invest without limit in instruments that are subject to the federal alternative minimum tax.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:



  Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.



  Interest Rate Risk -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.



  Single State Concentration Risk -- Because the fund invests substantially all its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.



  Related Securities Concentration Risk -- Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


                                  ------------
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber RMA New York Municipal Money Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN


                                  [PERFORMANCE GRAPH]

CALENDAR YEAR            TOTAL RETURN
-------------            ------------
    1990                    4.98%
    1991                    3.71%
    1992                    2.26%
    1993                    1.67%
    1994                    2.14%
    1995                    3.12%
    1996                    2.76%
    1997                    2.98%
    1998                    2.76%
    1999                    2.53%


Total return January 1 to June 30, 2000  -- 1.56%
Best quarter during years shown: 1st quarter, 1990  -- 1.24%
Worst quarter during years shown: 1st quarter, 1993, 1st quarter, 1994  -- 0.39%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



One Year................................................   2.53%
Five Years..............................................   2.83%
Ten Years...............................................   2.89%


                                  ------------
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                            ------------------------
                 PaineWebber RMA New York Municipal Money Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
price)......................................................  None
Maximum Account Fee*
  PaineWebber RMA Program...................................  $ 85
  PaineWebber BSA Program...................................  $125


---------


* Additional fees may apply for optional RMA/BSA services, please refer to the Account Information Booklet and your MasterCard'r' Cardholder Agreement.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees.............................................  0.48%
Distribution and/or Service (12b-1) Fees....................  0.13%*
Other Expenses..............................................  0.06%
Total Annual Fund Operating Expenses........................  0.67%


---------

* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:






1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $68      $214      $373       $835


                                  ------------
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

                                MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the 'Investment Objective, Strategies and Risks' heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.





Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. Also, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly.



Foreign Investing Risk. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.


Related Securities Concentration Risk. Each of the California, New Jersey and New York municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.

Single State Concentration Risk. The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. As a result, an investment in the fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New Jersey and New York municipal money market instruments are discussed in the SAI.

                                  ------------
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market's assessment of that issuer can cause larger changes in the value of the funds' total investments and its income than if the fund held a smaller position.

ADDITIONAL RISKS



Political Risk. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund's dividends. These developments could also cause the value of a fund's municipal money market instruments to fall.


Structured Security Risk. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages inherent in those assets (e.g., enhanced liquidity, yields linked to short-term interest rates). If those securities behaved in a way that Mitchell Hutchins did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a growing portion of the municipal securities markets.


ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share. The funds' investment strategies are designed to comply with these requirements.

The California, New Jersey and New York municipal money market funds are organized as 'non-diversified' funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to 'diversified' mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.

Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

Defensive Positions for Municipal Money Market Funds. During adverse market conditions or when Mitchell Hutchins believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New Jersey and New York municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund's investment objectives during the relatively short periods that they are held.

                                  ------------
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

BUYING SHARES


You must be a PaineWebber client or a client of a PaineWebber correspondent firm to purchase fund shares. Shares of the funds are available primarily through the PaineWebber Resource Management Account'r' (RMA'r') Program, the PaineWebber Business Services Account (BSA) Program and certain PaineWebber advisory programs.


Certain features available to RMA and BSA participants are summarized in the Appendices to the SAI. The RMA and BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with PaineWebber to make fund shares available to their customers.

PaineWebber asks participants in these programs to select one of the funds as their primary sweep money fund. You may have only one primary sweep money fund at any time, but you may change your primary sweep money fund or purchase shares of another fund by contacting your Financial Advisor.

Your order to purchase a fund's shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of PaineWebber and its bank are open for business.

Each fund (other than Money Market Portfolio) has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund).

The funds and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

BUYING SHARES AUTOMATICALLY

All free cash credit balances (that is, immediately available funds) of over $1.00 in your PaineWebber RMA or BSA brokerage account (including proceeds from securities you have sold) are automatically invested in your primary sweep money fund on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities in your brokerage account, federal funds availability can sometimes take longer.

Fund shares will be purchased only after all debits and charges to your RMA or BSA brokerage account are satisfied. See 'Selling Shares Automatically' below.

BUYING SHARES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT

RMA and BSA participants may purchase shares of their primary sweep money fund or another fund by placing an order with their PaineWebber Financial Advisor and providing a check from a

                                  ------------
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

U.S. bank. You should include your PaineWebber account number on the check.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by PaineWebber and one business day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

  The Bank of New York
  ABA 021-000018
  A/C 890-0114-088, OBI=FBO
  [Account Name]/[Brokerage Account Number.]

The wire must include your name and RMA or BSA brokerage account number.

If PaineWebber receives a notice from your bank of wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, PaineWebber will execute the purchase on that day. Otherwise, PaineWebber will execute the order on the next business day. PaineWebber and/or your bank may impose a service charge for wire transfers.

MINIMUM INVESTMENTS

The funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

SELLING SHARES

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also use the checkwriting service to sell your shares. Your fund shares will be sold automatically to settle any outstanding securities purchases, charges or debits to your PaineWebber brokerage account, unless you instruct your Financial Advisor otherwise.

If you own shares of more than one fund, shares of your primary sweep money fund are always sold first for automatic sales or if you do not specify which fund's shares are to be sold. Shares in the other funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.

If you sell all your shares in a fund, you will receive cash credits to your RMA or BSA brokerage account for dividends earned on those shares prior to the sale date.

SELLING SHARES AUTOMATICALLY

Under the RMA, BSA and advisory programs, PaineWebber sells fund shares automatically to satisfy outstanding debits and charges in your brokerage account.

 Debits include amounts due PaineWebber on settlement date for securities purchases, margin loans, PaineWebber checks, federal funds wires arranged by PaineWebber and related fees.

 Charges include RMA and BSA checks, MasterCard purchases, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits.

Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and BSA checks and MasterCard cash advances on the day they are paid.

                                  ------------
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

Shares are sold automatically to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares also are sold at the end of the MasterCard monthly billing period to cover interest due on and credit extended and outstanding under the Bank One Line of Credit. Shares are sold to pay for securities purchases on settlement date.

SELLING BY MAIL

If you send an order to sell your shares by mail to PaineWebber or its correspondent firms, your request must include:

 Your name and address;

 The fund's name;

 Your account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds and their transfer agent will not accept signature guarantees that are not a part of these programs.

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

ADDITIONAL INFORMATION

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PaineWebber has the right to terminate your RMA or BSA brokerage account for any reason. In that case, PaineWebber will sell all of the fund shares held in the RMA or BSA brokerage account and will send you the proceeds within three business days.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

Each fund calculates net asset value once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order. Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

                                  ------------
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND SUB-ADVISER


PaineWebber is the investment adviser and administrator of each fund. Mitchell Hutchins is each fund's sub-adviser and sub-administrator. PaineWebber is located at 1285 Avenue of the Americas, New York, New York, 10019-6028, and Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc. ('PW Group'), a publicly owned financial services holding company. On July 31, 2000, PaineWebber or Mitchell Hutchins was the adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $53.3 billion.



On July 12, 2000, PW Group and UBS AG ('UBS') announced that they had entered into an agreement and plan of merger under which PW Group will merger into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.


ADVISORY FEES


The funds paid advisory and administration fees to PaineWebber for the most recent fiscal year at the following effective annual rates based on average daily net assets:



Money Market Portfolio............  0.50%
U.S. Government Portfolio.........  0.41%
Tax-Free Fund.....................  0.43%
California Municipal Money Fund...  0.47%
New Jersey Municipal Money Fund...  0.50%
New York Municipal Money Fund.....  0.48%


                                  ------------
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                            ------------------------
                             PaineWebber RMA Funds

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The funds declare dividends daily and pay them monthly. The funds distribute any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain their share prices at $1.00 per share.

Shares earn dividends on the day they are purchased but not on the day they are sold.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. These funds expect that their dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund generally are not subject to federal income tax.

In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax and New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes.


Each fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of your shares in a fund so long as the fund maintains a share price of $1.00.


Each fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who have not provided the fund or PaineWebber with

     a correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or a properly completed claim for exemption on Form W-8 (for nonresident aliens and other foreign entities), or are otherwise subject to backup withholding.

                                  ------------
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                            ------------------------
                              PaineWebber RMA Funds

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends).


The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, are included in the funds' annual report to shareholders. You may obtain the funds' annual report without charge by calling 1-800-762-1000.



                                                                          MONEY MARKET PORTFOLIO
                                                     -----------------------------------------------------------------
                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     -----------------------------------------------------------------
                                                        2000          1999          1998          1997         1996
                                                        ----          ----          ----          ----         ----
Net asset value, beginning of year.................  $      1.00   $      1.00   $      1.00   $     1.00   $     1.00
                                                     -----------   -----------   -----------   ----------   ----------
Net investment income..............................        0.052         0.046         0.051        0.049        0.051
Dividends from net investment income...............       (0.052)       (0.046)       (0.051)      (0.049)      (0.051)
                                                     -----------   -----------   -----------   ----------   ----------
Net asset value, end of year.......................  $      1.00   $      1.00   $      1.00   $     1.00   $     1.00
                                                     -----------   -----------   -----------   ----------   ----------
                                                     -----------   -----------   -----------   ----------   ----------
Total investment return(1).........................         5.29%         4.76%         5.21%        5.04%        5.25%
                                                     -----------   -----------   -----------   ----------   ----------
                                                     -----------   -----------   -----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's)....................  $15,821,189   $13,446,140   $11,135,226   $8,673,055   $7,522,612
Expenses to average net assets.....................         0.59%         0.59%         0.60%        0.59%        0.60%(2)
Net investment income to average net assets........         5.19%         4.64%         5.09%        4.94%        5.14%(2)


---------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                  ------------
--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                            ------------------------
                              PaineWebber RMA Funds

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                          U.S. GOVERNMENT PORTFOLIO
                                                        --------------------------------------------------------------
                                                                         FOR THE YEARS ENDED JUNE 30,
                                                        --------------------------------------------------------------
                                                           2000         1999         1998         1997         1996
                                                           ----         ----         ----         ----         ----
Net asset value, beginning of year....................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
Net investment income.................................       0.048        0.044        0.049        0.048        0.049
Dividends from net investment income..................      (0.048)      (0.044)      (0.049)      (0.048)      (0.049)
                                                        ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..........................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Total investment return(1)............................        4.88%        4.45%        5.05%        4.88%        5.04%
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).......................  $1,670,845   $1,354,594   $1,179,575   $1,083,866   $1,137,510
Expenses to average net assets........................        0.59%        0.60%        0.57%        0.62%        0.65%(2)
Net investment income to average net assets...........        4.81%        4.35%        4.93%        4.78%        4.91%(2)


---------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.02%.




                                                                               TAX-FREE FUND
                                                     ------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED JUNE 30,
                                                     ------------------------------------------------------------------
                                                        2000         1999         1998         1997             1996
                                                        ----         ----         ----         ----             ----
Net asset value, beginning of year.................  $     1.00   $     1.00   $     1.00   $     1.00       $     1.00
                                                     ----------   ----------   ----------   ----------       ----------
Net investment income..............................       0.031        0.026        0.031        0.029            0.030
Dividends from net investment income...............      (0.031)      (0.026)      (0.031)      (0.029)          (0.030)
                                                     ----------   ----------   ----------   ----------       ----------
Net asset value, end of year.......................  $     1.00   $     1.00   $     1.00   $     1.00       $     1.00
                                                     ----------   ----------   ----------   ----------       ----------
                                                     ----------   ----------   ----------   ----------       ----------
Total investment return(1).........................        3.10%        2.67%        3.10%        2.98%            3.09%
                                                     ----------   ----------   ----------   ----------       ----------
                                                     ----------   ----------   ----------   ----------       ----------
Ratios/Supplemental Data:
Net assets, end of year (000's)....................  $2,593,878   $2,424,938   $2,271,969   $2,065,920       $2,013,448
Expenses to average net assets.....................        0.60%        0.59%        0.58%        0.61%            0.61%(2)
Net investment income to average net assets........        3.06%        2.63%        3.06%        2.94%            3.02%(2)


---------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                  ------------
--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                            ------------------------
                              PaineWebber RMA Funds

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                          CALIFORNIA MUNICIPAL MONEY FUND
                                                              --------------------------------------------------------
                                                                            FOR THE YEARS ENDED JUNE 30,
                                                              --------------------------------------------------------
                                                                2000       1999       1998       1997           1996
                                                                ----       ----       ----       ----           ----
Net asset value, beginning of year..........................  $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                                                              --------   --------   --------   --------       --------
Net investment income.......................................     0.026      0.023      0.028      0.028          0.029
Dividends from net investment income........................    (0.026)    (0.023)    (0.028)    (0.028)        (0.029)
                                                              --------   --------   --------   --------       --------
Net asset value, end of year................................  $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                                                              --------   --------   --------   --------       --------
                                                              --------   --------   --------   --------       --------
Total investment return(1)..................................      2.59%      2.31%      2.87%      2.87%          2.89%
                                                              --------   --------   --------   --------       --------
                                                              --------   --------   --------   --------       --------
Ratios/Supplemental Data:
Net assets, end of year (000's).............................  $626,424   $575,296   $566,957   $492,915       $473,726
Expenses to average net assets..............................      0.65%      0.67%      0.65%      0.62%          0.70%(2)
Net investment income to average net assets.................      2.56%      2.28%      2.83%      2.83%          2.82%(2)


---------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.03%.


                                                                    NEW JERSEY MUNICIPAL MONEY FUND
                                             ------------------------------------------------------------------------------
                                                                                               FOR THE EIGHT   FOR THE YEAR
                                                                                               MONTHS ENDED       ENDED
                                                      FOR THE YEARS ENDED JUNE 30,               JUNE 30,       OCTOBER 31
                                             -----------------------------------------------   -------------   ------------
                                               2000         1999         1998         1997         1996          1995(2)
                                               ----         ----         ----         ----         ----          -------
Net asset value, beginning of period.......  $   1.00      $  1.00      $  1.00      $  1.00      $  1.00        $  1.00
                                             --------      -------      -------      -------      -------        -------
Net investment income......................     0.027        0.022        0.026        0.026        0.017          0.027
Dividends from net investment income.......    (0.027)      (0.022)      (0.026)      (0.026)      (0.017)        (0.027)
                                             --------      -------      -------      -------      -------        -------
Net asset value, end of period.............  $   1.00      $  1.00      $  1.00      $  1.00      $  1.00        $  1.00
                                             --------      -------      -------      -------      -------        -------
                                             --------      -------      -------      -------      -------        -------
Total investment return(1).................      2.72%        2.21%        2.67%        2.65%        1.71%          2.75%
                                             --------      -------      -------      -------      -------        -------
                                             --------      -------      -------      -------      -------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..........  $ 93,276      $62,972      $48,279      $52,324      $42,233        $36,206
Expenses to average net assets.............      0.78%        0.89%        0.85%        0.81%        0.95%*         0.93
Net investment income to average net
 assets....................................      2.73%        2.18%        2.64%        2.63%        2.56%*         2.73%


---------

*   Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.



(2) Investment advisory functions for the Fund were transferred from Kidder, Peabody Asset Management, Inc. to PaineWebber on January 30, 1995.


                                  ------------
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                            ------------------------
                              PaineWebber RMA Funds

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                        NEW YORK MUNICIPAL MONEY FUND
                                                      ------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED JUNE 30,
                                                      ------------------------------------------------------------------
                                                         2000         1999         1998         1997             1996
                                                         ----         ----         ----         ----             ----
Net asset value, beginning of year..................  $     1.00   $     1.00   $     1.00   $     1.00       $     1.00
                                                      ----------   ----------   ----------   ----------       ----------
Net investment income...............................       0.029        0.025        0.029        0.028            0.029
Dividends from net investment income................      (0.029)      (0.025)      (0.029)      (0.028)          (0.029)
                                                      ----------   ----------   ----------   ----------       ----------
Net asset value, end of year........................  $     1.00   $     1.00   $     1.00   $     1.00       $     1.00
                                                      ----------   ----------   ----------   ----------       ----------
                                                      ----------   ----------   ----------   ----------       ----------
Total investment return(1)..........................        2.93%        2.50%        2.97%        2.85%            2.91%
                                                      ----------   ----------   ----------   ----------       ----------
                                                      ----------   ----------   ----------   ----------       ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).....................  $  437,253   $  372,880   $  339,391   $  274,338       $  255,177
Expenses to average net assets before waiver from
 adviser............................................        0.67%        0.65%        0.65%        0.77%            0.74%(2)
Expenses to average net assets after waiver from
 adviser............................................        0.67%        0.65%        0.65%        0.67%            0.72%(2)
Net investment income to average net assets before
 waiver from adviser................................        2.90%        2.46%        2.92%        2.71%            2.80%(2)
Net investment income to average net assets after
 waiver from adviser................................        2.90%        2.46%        2.92%        2.81%            2.82%(2)


---------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.04%.

                                  ------------
--------------------------------------------------------------------------------
                                       31

If you want more information about a fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.


You may discuss your questions about a fund by contacting your Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-762-1000.



You may review and copy information about a fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about a fund:



 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or



 Free from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov


PaineWebber RMA Money Fund, Inc.
 -- Money Market Portfolio
 -- U.S. Government Portfolio
Investment Company Act File No. 811-3503

PaineWebber RMA Tax-Free Fund, Inc.
Investment Company Act File No. 811-3504

PaineWebber Managed Municipal Trust
 -- RMA California Municipal Money Fund
 -- RMA New York Municipal Money Fund
Investment Company Act File No. 811-3946

PaineWebber Municipal Money Market Series
 -- RMA New Jersey Municipal Money Fund
Investment Company Act File No. 811-6173



'c' 2000 PaineWebber Incorporated. All rights reserved.





PAINEWEBBER RMA
 Prospectus

---------------------------------------------

  MONEY MARKET PORTFOLIO

  U.S. GOVERNMENT PORTFOLIO

  TAX-FREE FUND

  CALIFORNIA MUNICIPAL MONEY FUND

  NEW JERSEY MUNICIPAL MONEY FUND

  NEW YORK MUNICIPAL MONEY FUND


  August 31, 2000

                                 PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND


                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION


         The six funds named above are professionally managed money market funds. PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio are diversified series of PaineWebber RMA Money Fund, Inc., and PaineWebber RMA Tax-Free Fund, Inc. also is a diversified fund. PaineWebber RMA California Municipal Money Fund and PaineWebber RMA New York Municipal Money Fund are non-diversified series of PaineWebber Managed Municipal Trust; PaineWebber RMA New Jersey Municipal Money Fund is a non-diversified series of PaineWebber Municipal Money Market Series.

         The funds' investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); their sub-adviser and sub-administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber.


         Portions of the funds' Annual Reports to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report without charge by calling toll-free 1-800-762-1000.

         This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 31, 2000. A copy of the Prospectus may be obtained by contacting any PaineWebber Financial Advisor or correspondent firm or by calling 1-800-762-1000. This SAI is dated August 31, 2000.


                                TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
           The Funds and Their Investment Policies...................................         2
           The Funds' Investments, Related Risks and Limitations.....................         4
           Organization of the Funds; Directors/Trustees and Officers;
              Principal Holders and Management Ownership of Securities...............        33
           Investment Advisory, Administration and Distribution Arrangements.........        42
           Portfolio Transactions....................................................        46
           Additional Purchase and Redemption Information............................        47
           Valuation of Shares.......................................................        48
           Performance Information...................................................        48
           Taxes.....................................................................        51
           Other Information.........................................................        58
           Financial Statements......................................................        59
           Appendix A................................................................        60
           Appendix B................................................................        62

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         Each fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.


         Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt-obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


MONEY MARKET PORTFOLIO

         Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.


         The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

         The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

         The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.


U.S. GOVERNMENT PORTFOLIO

         U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. The fund invests in U.S. government securities. Under investment guidelines adopted by its board, the fund currently invests only in securities, such as U.S. Treasury bills and notes and Ginnie Mae (formerly, Government National Mortgage Association) certificates, that are backed by the full faith and credit of the United States, in repurchase agreements secured by such securities and in the securities of other investment companies that invest only in these instruments.


         The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

TAX-FREE FUND

         Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The fund invests substantially all of its assets in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others.

         Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). The fund, however, may invest up to 20% of its total assets in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.


         The fund generally may invest no more than 5% of its total assets in the securities of a single issuer. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.


CALIFORNIA MUNICIPAL MONEY FUND

         California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California municipal securities"). The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others.

         Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.


         As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.


NEW JERSEY MUNICIPAL MONEY FUND

         New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Except for temporary purposes, the fund invests at least 65% of its total assets, and seeks to invest 100% of its net assets, in municipal securities issued by the State of New Jersey, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey municipal securities"). The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others. Under normal market conditions, the fund will not invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks or other financial institutions.

         The fund may invest without limit in New Jersey securities that pay interest that is subject to the AMT.


         As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.


NEW YORK MUNICIPAL MONEY FUND

         New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York municipal securities"). The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others.

         Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.


         As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following supplements the information contained in the Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, each fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

         YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as U.S. government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by nationally recognized statistical rating organizations ("rating agencies") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


         Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two rating agencies, (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


         Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the municipal funds nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.


         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.


         Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


         COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

         ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."


         VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and U.S. Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."


         Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.


         VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

         INVESTING IN FOREIGN SECURITIES. Money Market Portfolio's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.


         CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.


         ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.


         Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act") and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.





         Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.


         Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

         In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.


         Mitchell Hutchins also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.


         REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund).

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, subject to limitations under the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.

         Pursuant to procedures adopted by the board of each fund governing a fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.


         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to a fund's obligation or commitment under such transactions


CERTAIN POLICIES OF THE MUNICIPAL FUNDS

         Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal funds."

         NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money fund may be subject to greater risk than a money market fund that is more "diversified" because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or on its ability to maintain a constant net asset value per share.

         TYPES OF MUNICIPAL SECURITIES. Each municipal fund may invest in a variety of municipal securities, as described below:

         Municipal Bonds. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

         Municipal Lease Obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The funds generally invest in municipal lease obligations through certificates of participation.

         Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

         Industrial Development Bonds ("IDBs") and Private Activity Bonds ("PABs"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below. Each municipal fund may invest more than 25% of its assets in IDBs and PABs.

         Participation Interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

         A participation interest gives a fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, such payment may be subject to the financial institution's ability to satisfy that commitment. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

         Put Bonds. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

         If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

         Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

         Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

         Mortgage Subsidy Bonds. The funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

         STAND-BY COMMITMENTS. A municipal fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

         A fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the commitment is held by the fund.

         TEMPORARY AND DEFENSIVE INVESTMENTS. When Mitchell Hutchins believes that there is an insufficient supply of the type of municipal securities in which a municipal fund primarily invests, or during other unusual market conditions, that municipal fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

         The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

General

         During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors


         California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased and once more represents net positive growth.

         Total personal income in the State, at an estimated $964 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which hurt the manufacturing and agricultural sectors, were offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. With economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade. Current forecasts predict continued strong growth of the State's economy in 2000, with slower growth predicted in 2001 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations


         Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.


         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.


         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.


         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

         Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.


         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.


         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, the State appropriations were estimated to be close to the limit. The State Department of Finance estimates the State will be $6 billion below its appropriation limit in fiscal year 2000-01.

         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


Obligations of the State of California


         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2000, the State had outstanding approximately $21.3 billion of long-term general obligation bonds, plus $500 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $17.3 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1998-99, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results


         The principal sources of General Fund revenues in 1998-1999 were the California personal income tax (53 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (10 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.

         The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.


         Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).


         Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

         The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, $1.6 billion in 1998-99 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 and 1999-2000, significant new spending programs were also enacted, particularly for education. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $7.2 billion at June 30, 2000.

         The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

         One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a

35% reduction effective January 1, 2000. With substantial new revenues in the last fiscal year, the Legislature increased the VLF cut to 67.5% starting January 1, 2001 (although the additional reduction for calendar years 2001 and 2002 will be in the form of a rebate). Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion annually for fiscal year 20001-02 and future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

         FY 1999-2000 Budget. The 1999-00 Budget Act was signed on June 29, 1999. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000.

         The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties.

         By the spring of 2000, as the fiscal year 2000-01 budget was being enacted, the Administration released updated revenue and expenditure projections for 1999-2000 and 2000-01. These reports showed that the State's economy remained very strong; 1999 had the greatest growth since the end of the recession in 1994. This growth, together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $71.2 billion, an increase of $8.2 billion above the original Budget Act estimate. Expenditures were projected to increase to about $67.2 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $7.2 billion. Much of this balance will be spent in fiscal year 2000-01. As noted above under "Constitutional Limitations on Taxes, Other Charges and Appropriations," the extraordinary and rapid growth of State revenues placed the State just $300 million under its Constitutional appropriations limit in fiscal year 1999-2000.

         Although, as noted, the Administration projected a budget reserve in the SFEU of about $7.2 billion on June 30, 2000, the General Fund fund balance on that date also reflects $700 million of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1999-2000 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

         Fiscal Year 2000-01 Budget. As noted above, the continuation of strong economic growth in the State resulted in substantial additional resources for General Fund expenditures for fiscal year 2000-01. The Administration estimated over $12 billion additional revenue for the second half of fiscal year 1999-2000 and full year 2000-01, compared to initial estimates made in January 2000. The 2000-01 Budget Act (the "2000 Budget Act") was signed on June 30, 2000. The spending plan assumes General Fund revenues and transfers of $73.9 billion, and appropriates $78.8 billion (the difference coming from the SFEU surplus generated in fiscal year 1999-2000). To avoid pressures on future budgets, the Administration devoted about $7.0 billion of the new spending on one-time expenditures and investments.

         The Administration estimated that the SFEU would have a balance of $1.781 billion at June 30, 2001. The Governor also held back $500 million as a set-aside for litigation costs; if this amount is not fully spent during fiscal year 2000-01, the balance would be added to the SFEU. Because of the State's strong cash position, the Administration announced the State would not undertake any short-term cash flow borrowing in 2000-01.

         The largest program in the 2000 Budget Act is aid to K-12 school districts, which increased by $3.0 billion above 1999-2000 levels. There was also a large increase in funding for the public higher education systems, and for health and welfare programs. New investments were made for capital outlay, including $2.0 billion General Fund support for transportation projects, to supplement gasoline taxes normally used for those purposes, part of a five-year $6.9 billion transportation package. A total of about $1.5 billion was devoted to tax relief, including the additional VLF reduction described above under "Recent Budgets." The Legislature also enacted a one-time tax relief package for senior citizen homeowners and renters was valued at about $150 million, a personal income tax credit for credentialed teachers ($218 million) and a refundable tax credit for child care expenses ($195 million). The 2000 Budget Act included a $200 million unrestricted grant to cities and counties, as well as about $200 million in funding to support various local law enforcement programs.

         Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.


Bond Rating


         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of July, 2000 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch.


         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.


Obligations of Other Issuers

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 2000-01, the State provided $200 million in unrestricted grants to cities and counties.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.


         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.


         Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.


         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

        The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.


         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES


         The financial condition of the State of New Jersey (the "State"), its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.


Economic Factors






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




         New Jersey is the ninth largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 8,143,000 in 1999. Historically, New
Jersey's average per capita income has been well above the national average, and in 1998 the State ranked second among the states in per capita personal income ($33,953).

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

         While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, according to the U.S. Dept. of Labor, from a peak of 3.69 million in 1989 to a low of 3.46 million in 1992. This low has been followed by an employment gain, reaching 3.80 million in 1998. The New Jersey Dept. of Labor reports that employment growth continued in 1999 to an estimated 3.87 million.

         The annual average jobless rate has fallen from 8.5 percent in 1992, to
5.1 percent in 1997, to 4.6% in 1998, reaching an estimated 4.5% in 1999. In June 2000, the State's unemployment rate of 3.7% was the lowest monthly rate since the 3.6% level in February 1989. In July of 2000, the unemployment rate increased slightly to 3.7%.

         The New Jersey Department of Labor reports that on a seasonally adjusted basis, private nonfarm employment climbed from 3.26 million in January 1999 to 3.32 million in December 1999.

         Conditions have slowly improved in the construction industry, where employment has risen by 21,100 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and early 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive. Construction employment, after falling from 163,400 in 1987 to 110,200 in 1992, has recovered to a level of 145,000 in July 2000, its highest level since July 1990.

         In the manufacturing sector, employment losses have continued during the past twelve years. Total manufacturing employment in New Jersey was 672,200 in 1987, 530,400 in 1992, and 463,500 in 1999, a reduction of 31%.

         Total employment in New Jersey has changed from 3.824 million in 1988, to 3.690 million in 1992, to 4.014 million in 1999. Looking forward, the New Jersey Department of Labor projects that the State's non-farm employment growth will occur almost exclusively in the service industries, such as transportation, communications, utilities, wholesale and retail trade, financial services, insurance, real estate and public education. The State projects continuing slow decline in manufactured goods employment.


State Finances


         The State operates on a fiscal year beginning July 1 and ending June
30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 2000 and ending June 30, 2000.







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



         The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriation Acts provide the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         The estimates for Fiscal Year 2000 and Fiscal Year 2001 reflect the amounts contained in the Governor's Fiscal Year 2001 Budget Message delivered on January 24, 2000. General Fund balances for Fiscal Years 2000 and 2001 are projected to be $206.2 million and $130.8 million. Total Undesignated Fund balances for Fiscal Years 2000 and 2001 are projected to be $1,176.2 million and $850.4 million.

Fiscal Years 2000 and 2001 State Revenue Estimates

         The January estimate of $19.8 billion in total fiscal 2000 revenue is $503 million more than when the Governor certified revenues in June 1999. Revenues for fiscal 2001 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.

         The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 71% of total revenues and are expected to yield $14 billion.

         Sales and Use Tax. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 2000 as $5.6 billion, a 10.3% rate of growth rather than the 5.5% rate originally expected. This reflects a stronger than expected level of consumer and business purchases in the last half of 1999 and the successful transition to the year 2000 without any major Y2K disruptions.

         The Fiscal Year 2001 estimate of $6.0 billion, is a 7.5% increase from the revised Fiscal Year 2000 estimate. This reflects an expectation of continued growth, but a moderation of the underlying economic forces compared to Fiscal Year 2000. Spending in the two key consumer sectors of housing and autos is expected to decline slightly from high 1999 levels and then remain fairly stable for the next two years.

         Gross Income Tax. The January revised estimate forecasts Gross Income Tax collections for Fiscal Year 2000 of $7.0 billion, an increase of $215 million over the June 1999 certified revenue estimate. Stronger than anticipated income and employment growth in 1999 account for part of the change.

         The Fiscal Year 2001 estimate of $7.6 billion is a 7.7% increase from the Fiscal Year 2000 estimate. This assumes continuation of the strong growth in New Jersey personal income forecasted to grow at 5.8% in 1999, 6.1% in 2000, and 5.2% in 2001. Growth in wage income, which was 7.9% in 1998 and is projected to be 7.4% in 1999, is expected to ease back to 6.1% in 200 and 4.7% in 2001. Capital gains income that had been growing at annual rates of 25-40% between 1995 and 1999 is expected to grow at 5% in 2000 and 9% in 2001. The tax base, which is New Jersey Gross Income, is anticipated to grow 5.9% in 2000 after exceptionally strong growth of 11.6% in 1998 and 8.4% in 1999, fueled in part by the strong performance of the financial markets.

         Corporation Business Tax. The Corporate Business Tax is revised down by $44 million to $1.4 billion. Anticipated fiscal 2000 growth of 0.1% compared to fiscal 1999 is low in part because of adjustments for one-time revenues in fiscal 1999 and the provision of $50 million in expected refunds associated with a new program for the transfers of unused tax credits.

         The Fiscal Year 2001 estimate of $1.5 billion, is a 6.4% increase from the Fiscal Year 2000 estimate. This increase assumes that the growth of U.S. Corporation before-tax profits, which is a rough proxy for New Jersey business profitability, while still positive, will be lower than in 1999. Profit growth is anticipated to continue in the low single digits through the year 2002. Gross payments for fiscal 2001 are expected to grow at 4% compared to the current 5.4%.

         General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.




SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

         The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a fund, or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

         Economic Factors. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Both the State and the City experienced substantial revenue increases in the mid-1980s and late 1990s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1990 the City experienced strong increases in retail sales. However, from 1991 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement continued strongly into fiscal year 2000. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced


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



gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated. Additionally, the securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of a downturn.

         During the calendar years 1987 through 1998, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession and post-recession period, the economy of the State and that of the rest of the Northeast was more heavily damaged than that of the rest of the nation and has been slower to recover. However, the situation has been improving in the recent years. In 1999, the employment growth rate of the State surpassed the national growth rate for the first time in 13 years. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

         The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first half of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 exceeds the national employment growth rate and is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year for the New York labor market which has historically lagged behind national employment trends. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.

         Personal income is expected to rise 6.5 percent in 2000, with an 8.2 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

         Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

         On May 10, 2000, the State issued the 2000-01 Financial Plan, with an update released on July 31, 2000 (the "Financial Plan"). The Financial Plan forecasts General Fund receipts and transfers from other funds for the 2000-01 fiscal year to total $39.72 billion. In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $39.29 billion, an increase of more than $2 billion over the 1999-2000 fiscal year. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations.

         The 2000-01 Financial Plan projects a closing balance in the General Fund of $1.34 billion. This closing balance is comprised of $305 million in reserves for collective bargaining and other purposes, $547 million in the Tax Stabilization Reserve Fund (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund (which helps offset litigation risks), and $338 million in the Community Projects Fund (which finances legislative initiatives). The closing fund balance does not include additional reserves of $1.2 billion in the School Tax Relief (STAR) Special Revenue Fund (for future STAR payments) and $250 million in the Debt Reduction Reserve Fund (for 2001-02 debt reduction).

         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The

Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

         Special Considerations. Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the 2000-01 Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The 2000-01 Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

         Revenue Base. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

         The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the STAR Fund. The STAR program was created in 1998 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of nearly 5 percent. This growth is largely a function of two factors: (i) the 9 percent growth in income tax liability projected for tax year

2000; and (ii) the impact of the 1999 tax year settlement recorded early in this fiscal year. The most significant statutory changes made this fiscal year provide for: an increase, phased in over two years, in the earned income tax credit from 25 percent to 30 percent of the federal credit; a three-year phased-in reduction of the marriage penalty; a four-year phased-in deduction or credit for college tuition; and enhancement of the child and dependent care credit effective January 1, 2000.

         User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, tobacco products, alcoholic beverage, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in 1999-2000.

         The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law changes and other factors, is projected at 4.5 percent. The projected decrease in sales tax cash receipts of 3.4 percent reflects, in large part, the impact of the permanent exemption for clothing and footwear items costing under $110. Cigarette tax and tobacco products tax receipts are projected to decline by $146 million primarily due to reduced taxable consumption associated with the increase in the cigarette tax of 55 cents per pack imposed on March 1, 2000. The decline in the motor fuel taxes and motor vehicle fees in the General Fund largely reflect the increased dedication of these revenue sources to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Alcoholic beverage taxes are expected to decline modestly, consistent with historical trends. Alcoholic beverage license fees are projected to increase significantly as 2000-01 is the final year in the transition to the new license renewal schedule. A modest increase in auto rental tax receipts over 1999-2000 levels is projected.

         Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipts-based taxes on utilities and gallonage-based petroleum business taxes.

         Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The category includes receipts from: (1) franchise tax levies imposed on general business corporations, banks, and insurance companies; (2) gross receipts taxes on energy and telecommunication service providers; and (3) a tax imposed at various rates on petroleum businesses.

         The year-over-year decline in projected receipts in business tax collections is largely attributable to statutory changes. These include the first year impact of a scheduled bank and insurance franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25 percent to 2.5 percent, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies.

         Legislation enacted this fiscal year affecting receipts in this category include: a phased reduction in the gross receipts tax, an expansion of the "Power for Jobs" program, expansion of the tax credit for investments in certified capital companies, establishment of the Empire Zones program, reforms to allocation rules for financial service companies, tax rate reductions for small businesses and S-corporations, a new tax credit for investments in "green buildings," and a new tax credit for investment in low and moderate-income housing.

         Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Other tax receipts are now projected to total $766 million, $341 million below 1999-2000 levels. The primary factors accounting for this decline are legislation enacted previously that repealed both the real property gains tax and the gift tax, and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutuel tax.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total

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




miscellaneous receipts are expected to reach $1.34 billion, down $309 million from the prior year amount. This reflects the absence in 2000-01 of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments, completed in January 2000. The State Comptroller has restated medical provider assessments in the General Fund, which has the effect of increasing reported miscellaneous receipts and spending in grants to local governments by $120 million in 1997-98 and $82 million in 1998-99.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (LGAC). Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by $74 million consistent with the sales tax projections described above, while transfers from all other funds are expected to decrease by $34 million.

         State Debt. The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

         Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.

         Nonrecurring Sources. The Division of the Budget estimates that the 2000-01 Financial Plan contains new actions in the enacted budget that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 surplus.

         Outyear Projections of Receipts and Disbursements. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the Division of Budget indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves.

         In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by the Division of Budget). Sustained growth in the State's economy could contribute to closing potential budget imbalances over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. Savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, and maximization of federal and non-General Fund spending offsets could also help bring projected disbursements and receipts into balance.

         The Division of the Budget will formally update its projections of receipts and disbursements for future years as part of the Governor's 2001-02 Executive Budget submission. The revised expectations for these years will reflect updated estimates of receipts and disbursements as well as new 2001-02 Executive Budget recommendations.

         Tobacco Settlement Proceeds and Uses. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments (but not the apportionment of the payments) are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period.

         The 2000-01 Financial Plan utilizes certain resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.

         The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

         Labor Costs. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has completed or is currently negotiating with various unions to establish new agreements as most of the labor contracts expired on March 31, 1999. The 2000-01 Financial Plan has reserved sufficient money for the added costs incurred under collective bargaining agreements, and reserves are contained in the preliminary outyear projections for 2001-02 to cover the projected recurring costs of new agreements.

         Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to be approximately 195,000 persons in 2000-01.

         Public Assistance. Spending on welfare is projected in the 2000-01 fiscal year at $1.20 billion, a decline of $77 million from the prior year. Since 1994-95, State spending on welfare has fallen by more than 25 percent, driven by significant welfare changes initiated at the Federal and State levels and a large, steady decline in the number of people receiving benefits.

         Federal law enacted in 1996 abolished the federal Aid to Families with Dependent Children program (AFDC) and created a new Temporary Assistance to Needy Families with Dependent Children program (TANF) funded with a fixed federal block grant to states. The law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals.



         Medicaid. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. Medicaid is the second largest program, after grants to local governments, in the General Fund. Payments for Medicaid are projected to be $5.59 billion in 2000-01.

         The State Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1999, there were 17 public authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.


         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.


         Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

         Metropolitan Transportation Authority. Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $16.5 billion in bonds to finance a portion of the $17.1 billion 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board (CPRB) approved the 2000-04 Capital Program, which is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects.

         The 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in bonds under this

$16.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, the enacted State budget authorized the MTA to undertake a major debt restructuring initiate which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contract with the State.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional assistance.

         The City of New York. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.


         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily imposed conditions. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


         The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1999 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps between forecasted revenues and forecasted expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.


         Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2003 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2003 Financial Plan will be realized.


         In January of 1999, the City released the Financial Plan for fiscal years 2000-2003. It projects total revenues in FY 2000 of $35.46 billion, of which federal categorical grants provide $3.9 billion and State categorical grants provide $7.0 billion. The City's Financial Plan projects that expenditures will grow to $38.21 billion in FY 2003. While the Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, it projects budget gaps of $1.44 billion, $1.64 billion and $1.17 billion in the 2001, 2002 and 2003 fiscal years, respectively.

         Although the City has maintained balanced budgets in each of its last nineteen fiscal years and is projected to achieve balanced operating results for the 2000 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The 1999-2003 Financial Plan reflects the goal of boosting local economic activity by providing a wide array of tax relief. To that end, the Financial Plan reflects actual and proposed tax reduction programs totaling $338 million, $410 million, $461 million and $473 million in fiscal years 2000 through 2003, respectively.

         The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1999, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 67.6% of total revenues in FY 2000, while federal and State aid, including unrestricted aid and categorical grants, will provide 32.4% in the same year.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City issued $500 million of short term obligations in fiscal year 1999 to finance the City's projected cash flow needs for the 1999 fiscal year. In previous years, the City's short term obligations have been $1.075 billion, $2.4 billion, $2.4 billion and $2.2 billion in fiscal years 1998, 1997, 1996 and 1995, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct, rehabilitate and expand the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Program and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.

         The City is nearing the constitutionally-permissible limit on its general obligation debt. Under the State constitution, the City may not contract indebtedness in an amount greater than 10 percent of the average full value of taxable real estate in the City for the most recent five years. To provide for the City's capital program, State legislation was enacted in 1997 which created the Transitional Finance Authority ("TFA"), the debt of which is not subject to the general debt limit of the City. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years. Similarly, in 1999, the City created TSASC, Inc., a not-for-profit corporation, empowered to issue tax-exempt debt backed by tobacco settlement revenues. TSASC, Inc. is expected to issue approximately $2.8 billion of bonds.


         Without TFA or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year.




         Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities, and may also effect the market for their outstanding securities.

         In addition to general obligation debt, the City has other long-term obligations, including capital leases and bond transactions of public benefit corporations that are components of the City or whose debt is guaranteed by the City.

         The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's Financial Plan projects $22.3 billion of long-term borrowings for the period of FY 1999 through FY 2003 to support the City's current capital plan. The City's Preliminary Ten-Year Capital Strategy dated January 1999 has identified $48 billion in additional capital expenditures over the next ten years. Additionally, a report of the City Comptroller indicates the Preliminary Ten-Year Capital Strategy significantly underestimates the actual capital needs of the City for reconstructing and rehabilitating the City's infrastructure and physical assets.


         Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

         To help resolve persistent fiscal difficulties in Nassau County the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State has appropriated $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year, and in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

         Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

         Other Issuers of New York Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, the repayment of securities secured by real property may be affected by New York laws with respect to foreclosure rights of creditors. Securities backed by the revenues of a particular multi-family rental project or other project are subject to the feasibility of such project. Securities backed by health care and hospital revenues may be affected by changes in regulations governing cost reimbursements to health care providers under the federal and State laws, the expansion of the role of managed care companies, and competition and consolidation occurring in the health care industry.


INVESTMENT LIMITATIONS

         FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

         Each fund will not:

         (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

         The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) domestic and foreign banking will be considered to be different industries: and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

         (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

         (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

         (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

         California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policy of New York Municipal Money Fund relating to investments in New York municipal securities may not be changed without approval of the appropriate fund's shareholders. New Jersey Municipal Money Fund's investment policy of investing at least 65% of its total assets in New Jersey municipal securities may not be changed without approval of its shareholders.

         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         Each fund will not:

         (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

         (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         (5) invest more than 10% of its net assets in illiquid securities.


           ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


         PaineWebber RMA Money Fund, Inc. and PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 60 billion shares of common stock, par value $0.001 per share (30 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. PaineWebber Managed Municipal Trust and PaineWebber Municipal Money Market Series (each a "Trust") were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series and Municipal Money Market Series has one. Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

         Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series. The board members and executive officers of the Corporations and the Trusts, their ages, business addresses and principal occupations during the past five years are:


                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Margo N. Alexander*'D'; 53          Director/Trustee and         Mrs. Alexander is Chairman (since March
                                         President               1999), chief executive officer and a director
                                                                 of Mitchell Hutchins (since January 1995),
                                                                 and an executive vice president and a
                                                                 director of PaineWebber (since March 1984).
                                                                 Mrs. Alexander is president and a director or
                                                                 trustee of 30 investment companies for which
                                                                 Mitchell Hutchins, PaineWebber or one of
                                                                 their affiliates serves as investment
                                                                 adviser.

Richard Q. Armstrong; 66              Director/Trustee           Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                               R.Q.A. Enterprises (management consulting
One Old Church Road-Unit #6                                      firm) (since April 1991 and principal
Greenwich, CT 06830                                              occupation since March 1995). Mr. Armstrong
                                                                 was chairman of the board, chief executive
                                                                 officer and co-owner of Adirondack Beverages
                                                                 (producer and distributor of soft drinks and
                                                                 sparkling/still waters) (October 1993-March
                                                                 1995). He was a partner of the New England
                                                                 Consulting Group (management consulting firm)
                                                                 (December 1992-September 1993). He was
                                                                 managing director of LVMH U.S. Corporation
                                                                 (U.S. subsidiary of the French luxury goods
                                                                 conglomerate, Louis Vuitton Moet Hennessey
                                                                 Corporation) (1987-1991) and chairman of its
                                                                 wine and spirits subsidiary, Schieffelin &
                                                                 Somerset Company (1987-1991). Mr. Armstrong
                                                                 is a director or trustee of 29 investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.

E. Garrett Bewkes, Jr.**'D'; 73      Director/Trustee and        Mr. Bewkes is a director of Paine Webber
                                   Chairman of the Board of      Group Inc. ("PW Group") (holding company of
                                      Directors/Trustees         PaineWebber and Mitchell Hutchins). Prior to
                                                                 1996, he was a consultant to PW Group. He
                                                                 serves as a consultant to PaineWebber (since
                                                                 May 1999). Prior to 1988, he was chairman of
                                                                 the board, president and chief executive
                                                                 officer of American Bakeries Company. Mr.
                                                                 Bewkes is a director of Interstate Bakeries
                                                                 Corporation. Mr. Bewkes is a director or
                                                                 trustee of 40 investment companies for which
                                                                 Mitchell Hutchins, PaineWebber or one of
                                                                 their affiliates serves as investment
                                                                 adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Richard R. Burt; 53                   Director/Trustee           Mr. Burt is chairman of IEP Advisors, LLP
1275 Pennsylvania Avenue, N.W.                                   (international investments and consulting
Washington, D.C. 20004                                           firm) (since March 1994) and a partner of
                                                                 McKinsey & Company (management consulting
                                                                 firm) (since 1991). He is also a director of
                                                                 Archer-Daniels-Midland Co. (agricultural
                                                                 commodities), Hollinger International Co.
                                                                 (publishing), Homestake Mining Corp. (gold
                                                                 mining), six investment companies in the
                                                                 Deutsche Bank family of funds, nine
                                                                 investment companies in the Flag Investors
                                                                 family of funds, The Central European Fund,
                                                                 Inc. and The Germany Fund, Inc., vice
                                                                 chairman of Anchor Gaming (provides
                                                                 technology to gaming and wagering industry)
                                                                 (since July 1999) and chairman of Weirton
                                                                 Steel Corp. (makes and finishes steel
                                                                 products) (since April 1996). He was the
                                                                 chief negotiator in the Strategic Arms
                                                                 Reduction Talks with the former Soviet Union
                                                                 (1989-1991) and the U.S. Ambassador to the
                                                                 Federal Republic of Germany (1985-1989). Mr.
                                                                 Burt is a director or trustee of 29
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Mary C. Farrell**'D'; 50              Director/Trustee           Ms. Farrell is a managing director, senior
                                                                 investment strategist, and member of the
                                                                 Investment Policy Committee of PaineWebber.
                                                                 Ms. Farrell joined PaineWebber in 1982. She
                                                                 is a member of the Financial Women's
                                                                 Association and Women's Economic Roundtable,
                                                                 and appears as a regular panelist on Wall
                                                                 $treet Week with Louis Rukeyser. She also
                                                                 serves on the Board of Overseers of New York
                                                                 University's Stern School of Business. Ms.
                                                                 Farrell is a director or trustee of 28
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Meyer Feldberg; 58                    Director/Trustee           Mr. Feldberg is Dean and Professor of
Columbia University                                              Management of the Graduate School of
101 Uris Hall                                                    Business, Columbia University. Prior to 1989,
New York, New York 10027                                         he was president of the Illinois Institute of
                                                                 Technology. Dean Feldberg is also a director
                                                                 of Primedia, Inc. (publishing), Federated
                                                                 Department Stores Inc. (operator of
                                                                 department stores) and Revlon, Inc.
                                                                 (cosmetics). Dean Feldberg is a director or
                                                                 trustee of 37 investment companies for which
                                                                 Mitchell Hutchins, PaineWebber or one of
                                                                 their affiliates serves as investment
                                                                 adviser.

George W. Gowen; 70                   Director/Trustee           Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                 Dunnington, Bartholow & Miller. Prior to May
New York, New York 10017                                         1994, he was a partner in the law firm of
                                                                 Fryer, Ross & Gowen. Mr. Gowen is a director
                                                                 or trustee of 37 investment companies for
                                                                 which Mitchell Hutchins, PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Frederic V. Malek; 63                 Director/Trustee           Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave., N.W.                                     Partners (merchant bank) and chairman of
Suite 350                                                        Thayer Hotel Investors II and Lodging
Washington, D.C. 20004                                           Opportunities Fund (hotel investment
                                                                 partnerships). From January 1992 to November
                                                                 1992, he was campaign manager of Bush-Quayle
                                                                 `92. From 1990 to 1992, he was vice chairman
                                                                 and, from 1989 to 1990, he was president of
                                                                 Northwest Airlines Inc. and NWA Inc. (holding
                                                                 company of Northwest Airlines Inc.). Prior to
                                                                 1989, he was employed by the Marriott
                                                                 Corporation (hotels, restaurants, airline
                                                                 catering and contract feeding), where he most
                                                                 recently was an executive vice president and
                                                                 president of Marriott Hotels and Resorts. Mr.
                                                                 Malek is also a director of Aegis
                                                                 Communications, Inc. (tele-services),
                                                                 American Management Systems, Inc. (management
                                                                 consulting and computer related services),
                                                                 Automatic Data Processing, Inc. (computing
                                                                 services), CB Richard Ellis, Inc. (real
                                                                 estate services), FPL Group, Inc. (electric
                                                                 services), Global Vacation Group (packaged
                                                                 vacations), HCR/Manor Care, Inc. (health
                                                                 care), SAGA Systems, Inc. (software company)
                                                                 and Northwest Airlines Inc. Mr. Malek is a
                                                                 director or trustee of 29 investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Carl W. Schafer; 64                   Director/Trustee           Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                      Foundation (charitable foundation supporting
Princeton, NJ 08542                                              mainly oceanographic exploration and
                                                                 research). He is a director of Labor Ready,
                                                                 Inc. (temporary employment), Roadway Express,
                                                                 Inc. (trucking), The Guardian Group of Mutual
                                                                 Funds, the Harding, Loevner Funds, E.I.I.
                                                                 Realty Trust (investment company), Evans
                                                                 Systems, Inc. (motor fuels, convenience store
                                                                 and diversified company), Electronic Clearing
                                                                 House, Inc. (financial transactions
                                                                 processing), Frontier Oil Corporation and
                                                                 Nutraceutix, Inc. (biotechnology company).
                                                                 Prior to January 1993, he was chairman of the
                                                                 Investment Advisory Committee of the Howard
                                                                 Hughes Medical Institute. Mr. Schafer is a
                                                                 director or trustee of 29 investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.

Brian M. Storms*'D'; 45               Director/Trustee           Mr. Storms is president and chief operating
                                                                 officer of Mitchell Hutchins (since March
                                                                 1999). Mr. Storms was president of Prudential
                                                                 Investments (1996-1999). Prior to joining
                                                                 Prudential, he was a managing director at
                                                                 Fidelity Investments. Mr. Storms is a
                                                                 director or trustee of 29 investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.

Thomas Disbrow***; 34                Vice President and          Mr. Disbrow is a first vice president and a
                                     Assistant Treasurer         senior manager of the mutual fund finance
                                                                 department of Mitchell Hutchins. Prior to
                                                                 November 1999, he was a vice president of
                                                                 Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                 president and assistant treasurer of 30
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Elbridge T. Gerry III*; 43              Vice President           Mr. Gerry is a managing director and a
                                   (Managed Municipal Trust)     portfolio manager of Mitchell Hutchins. Prior
                                                                 to January 1996, he was with J.P. Morgan
                                                                 Private Banking where he was responsible for
                                                                 managing municipal assets, including several
                                                                 municipal bond funds. Mr. Gerry is a vice
                                                                 president of six investment companies for
                                                                 which Mitchell Hutchins, PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
John J. Lee***; 32                   Vice President and          Mr. Lee is a vice president and a manager of
                                     Assistant Treasurer         the mutual fund finance department of
                                                                 Mitchell Hutchins. Prior to September 1997,
                                                                 he was an audit manager in the financial
                                                                 services practice of Ernst & Young LLP. Mr.
                                                                 Lee is a vice president and assistant
                                                                 treasurer of 30 investment companies for
                                                                 which Mitchell Hutchins, PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 adviser.

Kevin J. Mahoney***; 34              Vice President and          Mr. Mahoney is a first vice president and a
                                     Assistant Treasurer         senior manager of the mutual fund finance
                                                                 department of Mitchell Hutchins. From August
                                                                 1996 through March 1999, he was the manager
                                                                 of the mutual fund internal control group of
                                                                 Salomon Smith Barney. Prior to August 1996,
                                                                 he was an associate and assistant treasurer
                                                                 of BlackRock Financial Management L.P. Mr.
                                                                 Mahoney is a vice president and assistant
                                                                 treasurer of 30 investment companies for
                                                                 which Mitchell Hutchins, PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 adviser.

Dennis McCauley*; 53                    Vice President           Mr. McCauley is a managing director and chief
                                                                 investment officer--fixed income of Mitchell
                                                                 Hutchins. Mr. McCauley is a vice president of
                                                                 20 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Kevin P. McIntyre*; 33                  Vice President           Mr. McIntyre is a vice president and a
                                   (Municipal Money Market       portfolio manager of Mitchell Hutchins. Mr.
                                            Series)              McIntyre is a vice president of two
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Ann E. Moran***; 43                  Vice President and          Ms. Moran is a vice president and a manager
                                     Assistant Treasurer         of the mutual fund finance department of
                                                                 Mitchell Hutchins. Ms. Moran is a vice
                                                                 president and assistant treasurer of 30
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

                                       POSITION WITH
NAME AND ADDRESS; AGE               CORPORATIONS/TRUSTS          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------               -------------------          ----------------------------------------
Dianne E. O'Donnell**; 48            Vice President and          Ms. O'Donnell is a senior vice president and
                                          Secretary              deputy general counsel of Mitchell Hutchins.
                                                                 Ms. O'Donnell is a vice president and
                                                                 secretary of 30 investment companies for
                                                                 which Mitchell Hutchins, PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 adviser.

Susan P. Ryan*; 40                      Vice President           Ms. Ryan is a senior vice president and a
                                         (Money Fund)            portfolio manager of Mitchell Hutchins. Ms.
                                                                 Ryan is a vice president of six investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.

Paul H. Schubert***; 37              Vice President and          Mr. Schubert is a senior vice president and
                                          Treasurer              the director of the mutual fund finance
                                                                 department of Mitchell Hutchins. Mr. Schubert
                                                                 is a vice president and treasurer of 30
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Barney A. Taglialatela***; 39        Vice President and          Mr. Taglialatela is a vice president and a
                                     Assistant Treasurer         manager of the mutual fund finance department
                                                                 of Mitchell Hutchins. Mr. Taglialatela is a
                                                                 vice president and assistant treasurer of 30
                                                                 investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Debbie Vermann*; 41                     Vice President           Ms. Vermann is a vice president and a
                                   (Tax-Free Fund, Managed       portfolio manager of Mitchell Hutchins. Ms.
                                  Municipal Trust, Municipal     Vermann is a vice president of four
                                     Money Market Series)        investment companies for which Mitchell
                                                                 Hutchins, PaineWebber or one of their
                                                                 affiliates serves as investment adviser.

Keith A. Weller**; 39                Vice President and          Mr. Weller is a first vice president and
                                     Assistant Secretary         associate general counsel of Mitchell
                                                                 Hutchins. Mr. Weller is a vice president and
                                                                 assistant secretary of 29 investment
                                                                 companies for which Mitchell Hutchins,
                                                                 PaineWebber or one of their affiliates serves
                                                                 as investment adviser.


------------------


  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is 1285 Avenue of the Americas, New York, New
    York 10019-6028

*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

'D' Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

         Each Corporation or Trust pays board members who are not "interested persons" of the Corporation or Trust $1,000 annually for each series and an additional up to $150 per series for attending each board meeting and each separate meeting of a board committee. Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series presently pay such board members $3,000, $1,000, $2,000 and $1,000 annually, respectively, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. Board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporations/Trusts own in the aggregate less than 1% of the shares of each fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporations/Trusts and the funds, the Corporations/Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Corporations/Trusts for acting as a board member or officer.

         The table below includes certain information relating to the compensation of the current board members who held office with the Corporations/Trusts during the periods indicated:


                               COMPENSATION TABLE'D'

                                        Aggregate Compensation From
                                -------------------------------------------
                                                                  Municipal    Total
                                                       Managed     Money    Compensation
                                Money      Tax-Free   Municipal    Market     from the
Name of Persons, Position       Fund*        Fund*     Trust*      Series*   Fund Complex**
                                -----        -----     ------      -------   --------------
Richard Q. Armstrong
Director/Trustee ...........   $5,340      $           $3,560      $1,780      $104,650
                                            1,780

Richard R. Burt
Director/Trustee ...........    5,340       1,780       3,560       1,780       102,850

Meyer Feldberg,
Director/Trustee ...........    5,340       1,780       3,560       1,780       143,650

George W. Gowen,
Director/Trustee ...........    6,495       2,165       4,330       2,165       138,400

Frederic V. Malek,
Director/Trustee ...........    5,340       1,780       3,560       1,780       104,650

Carl W. Schafer
Director/Trustee ... .......    5,250       1,750       3,500       1,780       104,650

-------------------------

'D' Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons" as defined by the 1940 Act do not receive compensation.

  * Represents fees paid to each board member during the fiscal years ended June 30, 2000.

 ** Represents total compensation paid to each board member during the calendar year ended December 31, 1999 by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell

Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the fund complex has a bonus, pension, profit sharing, or retirement plan.


         Principal Holders and Management Ownership of Securities. As of July 31, 2000 the following funds records show the following shareholders as owning 5% or more of the funds.


                                                                              Percentage of Shares
                                                                            Beneficially Owned as of
                Name and Address*                                                July 31, 2000
                New Jersey Municipal Money Fund
                Estate of Rita Cohenc                                               5.88%
                Deborah Shah, Jennifer Cohen, Justin Cohen, Mal Barasch Exec

                Raymond Mackay                                                      9.37%

                U.S. Government Portfolio
                Frank Wilkens                                                       5.95%

----------

* Each shareholder listed above may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

         As of July 31, 2000, directors/trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund.


                       INVESTMENT ADVISORY, ADMINISTRATION
                          AND DISTRIBUTION ARRANGEMENTS


         Investment Advisory and Administration Arrangements. PaineWebber acts as the funds' investment adviser and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("PaineWebber Contracts"). Under the PaineWebber Contracts, each fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:


                                                                         Annual
Average Daily Net Assets                                                   Rate
------------------------                                                   ----
Money Market Portfolio:
     All..............................................................     0.50%
U.S. Government Portfolio:
     Up to $300 million...............................................     0.50%
     In excess of $300 million up to $750 million.....................     0.44%
     Over $750 million................................................     0.36%
Tax-Free Fund:
     Up to $1 billion.................................................     0.50%
     In excess of $1 billion up to $1.5 billion.......................     0.44%
     Over $1.5 billion................................................     0.36%
California Municipal Money Fund and
New York Municipal Money Fund:
     Up to $300 million...............................................     0.50%
     In excess of $300 million up to $750 million.....................     0.44%
     Over $750 million................................................     0.36%

New Jersey Municipal Money Fund:
     All..............................................................     0.50%

         For the periods indicated, the funds paid (or accrued) to PaineWebber the following fees.


                                                    For the Fiscal Years Ended June 30,
                                                --------------------------------------------
                                                  2000             1999             1998
                                                  ----             ----             ----
Money Market Portfolio .....................   $76,257,056      $63,667,860      $50,859,070
U.S. Government Portfolio ..................     6,373,194        5,807,770        5,010,616
Tax-Free Fund ..............................    11,477,703       10,937,156       10,111,111
California Municipal Money Fund.............     3,006,607        2,901,051        2,667,404
New Jersey Municipal Money Fund.............       468,952          325,942          294,352
New York Municipal Money Fund ..............     2,080,465        1,999,790        1,673,724
                                                                                     ($5,113
                                                                                     waived)

         Under the terms of the PaineWebber Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by PaineWebber, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of PaineWebber, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

         Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contracts are also terminable without penalty by PaineWebber on 60 days' written notice to the appropriate Corporation or Trust, and the Mitchell Hutchins Contracts are terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Mitchell Hutchins Contract also terminates automatically upon the assignment of the applicable PaineWebber Contract.

         Under separate contracts with PaineWebber with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Mitchell Hutchins Contracts"), Mitchell Hutchins serves as each fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contracts, PaineWebber (not the funds) pays Mitchell Hutchins fees, computed daily and paid monthly, at an annual rate of 20% of the fee paid by each fund to PaineWebber under the PaineWebber Contracts.


         For the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the following fees.


                                                 For the Fiscal Years Ended June 30,
                                            --------------------------------------------
                                               2000             1999             1998
                                               ----             ----             ----
Money Market Portfolio .................   $15,251,411      $12,733,572      $10,171,814
U.S. Government Portfolio ..............     1,274,639        1,161,554        1,002,123
Tax-Free Fund ..........................     2,295,541        2,187,431        2,022,222
California Municipal Money Fund ........       601,321          580,210          533,481
New Jersey Municipal Money Fund ........        93,790           65,188           58,870
New York Municipal Money Fund ..........       416,093          399,958          333,722

         Securities Lending. During the fiscal years ended June 30, 2000, 1999 and 1998, funds paid (or accrued) no fees to PaineWebber for its services as securities lending agent because the Funds did not engage in any securities lending activities.

         Transfer-Agency Related Services. PaineWebber provides transfer agency related services to each fund pursuant to a delegation of authority from PFPC Inc. and is compensated for these services by PFPC, Inc. not the funds. Prior to August 1, 1997, PaineWebber provided certain services to each Fund not otherwise provided by its transfer agent. Pursuant to agreements between PaineWebber and the funds (other than New Jersey Municipal Money Fund) relating to these services, the funds paid (or accrued) to PaineWebber the following fees during the one month period ended July 31, 1998:


                                                                                       1998
                                                                                       ----
           Money Market Portfolio............................................       $156,077
           U.S. Government Portfolio.........................................         12,249
           Tax-Free Fund.....................................................         20,345
           California Municipal Money Fund...................................          4,546
           New York Municipal Money Fund.....................................          3,402

         Net Assets. The following table shows the approximate net assets as of July 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                                                    Net Assets
                  Investment Category                                                ($ Mil)
                  -------------------                                               ----------
           Domestic (excluding Money Market)..................................       9,156.5
           Global............................................................. .     4,703.4
           Equity/Balanced....................................................       9,585.7
           Fixed Income (excluding Money Market)..............................       4,274.2
                    Taxable Fixed Income......................................       2,859.4
                    Tax-Free Fixed Income.....................................       1,414.8
           Money Market Funds.................................................      39,450.0


         Distribution Arrangements. PaineWebber acts as distributor of shares of the funds under separate distribution contracts with each Corporation or Trust ("Distribution Contracts") which require PaineWebber to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028. Payments by each fund (other than Money Market Portfolio) to compensate PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contracts and made in accordance with related plans of distribution ("Plans") adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.


         Under plans of distribution adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), each fund (other than Money Market Portfolio) pays PaineWebber a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to PaineWebber at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to PaineWebber at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to PaineWebber at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

         PaineWebber uses the 12b-1 service fees to pay PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

         Among other things, each Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation or Trust shall be committed to the discretion of the board members who are not "interested persons" of the Corporation or Trust.


         The funds paid (or accrued) the following service fees to PaineWebber under the Plans during the fiscal year ended June 30, 2000:

           U.S. Government Portfolio.....................................       $1,942,079
           Tax-Free Fund.................................................        3,360,315
           California Municipal Money Fund...............................          803,013
           New Jersey Municipal Money Fund...............................          112,549
           New York Municipal Money Fund.................................          539,907

         PaineWebber estimates that it incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2000:

                                                                 Service Fees paid to         RMA
                                                                     PaineWebber             Service              Allocated
                                                                 Financial Advisors          Center                 Costs
                                                                 --------------------     ----------             ----------
   U.S. Government Portfolio...............................        $310,929                 $137,750              $144,250
   Tax-Free Fund...........................................         538,007                  137,750               246,250
   California Municipal Money Fund.........................         128,482                  137,750                85,500
   New Jersey Municipal Money Fund.........................          18,758                  137,750                26,500
   New York Municipal Money Fund...........................          86,386                  137,750                65,000


         "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.

         In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including
(1) PaineWebber's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by PaineWebber Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by PaineWebber pursuant to the applicable Distribution Contract, (4) PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

         With respect to each Plan, the applicable board considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

         The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During its past three fiscal years, no fund has paid any brokerage commissions; therefore, none has allocated any brokerage transactions for research, analysis, advice and similar services.

         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.


         During the fiscal years ended June 30, 2000, 1999 and 1998, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.

         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.


Holdings of Regular Broker-Dealers


         As of June 30, 2000, Money Market Portfolio owned commercial paper and other short-term obligations issued by the following persons who are regular broker-dealers for the fund:


    Issuer                                        Type of Security                           Value
    ------                                        ----------------                           -----
    Bear Stearns Companies, Incorporated          Commercial paper                         $ 397,425,264
    Goldman Sachs Group Incorporated              Commercial paper                           526,573,258
    Merrill Lynch & Company Incorporated          Commercial paper                            49,063,583
    Merrill Lynch & Company Incorporated          Short-term obligations                     299,986,582
    Morgan Stanley Dean Witter & Company          Commercial paper                           194,416,042
    Morgan Stanley Dean Witter & Company          Short-term obligations                     128,702,546


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Additional Purchase Information. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.


         Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time, although each fund attempts to maintain a constant net asset value of $1.00 per share.

         If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

         Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.

                               VALUATION OF SHARES

         Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriot's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


         Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         Each board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.


         In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

                             PERFORMANCE INFORMATION

         The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

         Total Return Calculations. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

          P(1 + T)n  =    ERV
       where:      P =    a hypothetical initial payment of $1,000 to purchase shares
                   T =    average annual total return of shares
                   n =    number of years
                 ERV =    ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

         The funds may also advertise other performance data, which may consist of the annual or cumulative return (including short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

         The following tables show performance information for the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


                                                            U.S.                     California     New Jersey     New York
                                              Money        Govern-                    Municipal     Municipal      Municipal
                                              Market        ment         Tax-Free      Money         Money           Money
                                             Portfolio    Portfolio       Fund         Fund           Fund           Fund
  (Inception Date)                           (10/4/82)    (10/4/82)     (10/4/82)    (11/7/88)      (2/1/91)       (11/10/88)
                                             ---------    ---------     ---------    ----------     ----------     ----------
  Year ended June 30, 2000:
       Standardized Return.........             5.29%         4.88%        3.10%       2.60%          2.72%          2.93%
  Five Years ended June 30, 2000:
       Standardized Return.........             5.11%         4.86%        2.99%       2.71%          2.57%          2.83%
  Ten Years ended June 30, 2000
    or (if less) life of fund:
       Standardized Return.........             4.83%         4.58%        3.01%       2.77%          2.54%          2.79%

         YIELD. Each fund computes its yield and effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7] - 1

         Each municipal fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:


                                (  E  )
         TAX EQUIVALENT YIELD = (-----) + t
                                ( 1-p )

         E   =   tax-exempt yield of a class of shares

         p   =   stated income tax rate

         t   =   taxable yield of a Class of shares

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


         The following yields are for the seven-day period ended June 30, 2000:

                                                                                  EFFECTIVE
                                                                      YIELD         YIELD
                                                                      -----         -----
         Money Market...............................                  6.02%         6.20%
         U.S. Government Portfolio..................                  5.61%         5.77%
         Tax-Free Fund..............................                  3.93%         4.00%
         California Municipal Money Fund............                  3.46%         3.52%
         New Jersey Municipal Money Fund............                  3.52%         3.58%
         New York Municipal Money Fund..............                  3.34%         3.40%


         The following tax equivalent yields are based, in each case, on the maximum individual tax rates and are also for the seven-day period ended June 30, 2000:

                                                                        TAX EQUIVALENT       TAX EQUIVALENT
                                                                            YIELD            EFFECTIVE YIELD
                                                                            -----            ---------------
Tax-Free Fund (assuming a federal tax rate of 39.6%).........               6.50%                 6.63%

California Municipal Money Fund (assuming a combined federal


    and  California State tax rate of 45.22%)................               6.32%                 6.43%

New Jersey Municipal Money Fund (assuming a combined federal
    and New Jersey State tax rate of 43.45%..................               6.23%                 6.34%

New York Municipal Money Fund (assuming a combined federal,
     New York State and New York City tax rate of 46.05%.....               6.19%                 6.30%

New York Municipal Money Fund (assuming an effective
     combined federal and New York State tax rate of 43.74%).               5.94%                 6.04%



         OTHER INFORMATION. The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, the funds may compare their standardized or non-standardized return and taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/ Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government-Corporate Bond Index, the Salomon Smith Barney Government Bond Index and the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

         Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a fund investment are reinvested by being paid in additional fund shares, any future income of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends had been paid in cash.

         Each fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes'r'. Money Markets. In comparing a fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Advertisements and other promotional materials for the funds or for the PaineWebber Resource Management Account'r' ("RMA") and Business Services Account'sm' ("BSA") programs may compare features of the RMA and BSA programs to those offered by bank checking accounts and other bank accounts. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government, and returns thereon will fluctuate. While each fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                                      TAXES

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of each municipal fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.



         Dividends paid by a municipal fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

         Tax-exempt interest attributable to certain PABs (including, in the case of a municipal fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by that fund) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal funds still are tax-exempt to the extent described above and in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If a municipal fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

         Each municipal fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the municipal funds are not subject to withholding.

         Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

         CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

         Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

         Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

         Shares of California Municipal Money Fund will not be subject to the California property tax.

         The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

         NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to the New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey

Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

         The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

         The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

         NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

         Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

         Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City).

         Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

         Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

         New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of New York Municipal Money Fund is federal "investment company taxable income" with certain modifications. In addition, New York Municipal Money Fund generally is permitted to deduct dividends paid to its shareholders in determining its federal taxable income.

         The foregoing is a general summary of certain provisions of federal, New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.



         TAX-FREE INCOME VS. TAXABLE INCOME--TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2000 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2000, or a single individual with taxable income of $55,000 in 2000, whose investments earn a 3% tax-free yield, would have to earn a 4.17% taxable yield to receive the same benefit.

               TABLE I. 2000 FEDERAL TAXABLE VS. TAX-FREE YIELDS*

      TAXABLE INCOME (000'S)                                        A TAX-FREE YIELD OF
-----------------------------------                    -----------------------------------------------
                                        FEDERAL          3.00%       4.00%         5.00%         6.00%
       SINGLE           JOINT            TAX             -----       -----         -----         -----
       RETURN           RETURN          BRACKET          IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
------------------------------------------------------------------------------------------------------
       $0 -  26.3      $ 0 -  43.9        15.00%         3.53%        4.71%         5.88%         7.06%
     26.3 -  63.6     43.9 - 106.0        28.00          4.17         5.56          6.94          8.33
     63.6 - 132.6    106.0 - 161.5        31.00          4.35         5.80          7.25          8.70
    132.6 - 288.4    161.5 - 288.4        36.00          4.69         6.25          7.81          9.38
       Over 288.4       Over 288.4        39.60          4.97         6.62          8.28          9.93


--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions.

         TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2000 federal individual and 2000'D' California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2000, or a single California individual with taxable income of $55,000 in 2000, whose investments earn a 3% tax-free yield, would have to earn a 4.59% taxable yield to receive the same benefit.


     TABLE II. 2000 FEDERAL AND 1999 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*

        TAXABLE INCOME (000'S)             EFFECTIVE                      A TAX-FREE YIELD OF
---------------------------------------    CALIFORNIA   ---------------------------------------------------
                                              AND
                                            FEDERAL      3.00%          4.00%          5.00%        6.00%
          SINGLE             JOINT            TAX        -----         -----           -----       -----
          RETURN            RETURN          BRACKET      IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
-----------------------------------------------------------------------------------------------------------
      $ 19.7 -  26.3     $ 39.4 -  43.9      20.10%      3.75%          5.01%          6.26%        7.51%
        26.3 -  27.3       43.9 -  54.7      32.32       4.43           5.91           7.39         8.87
        27.3 -  34.5       54.7 -  69.1      33.76       4.53           6.04           7.55         9.06
        34.5 -  63.6       69.1 - 106.0      34.70       4.54           6.13           7.66         9.19
        63.6 - 132.6      106.0 - 161.5      37.42       4.79           6.39           7.99         9.59
       132.6 - 288.4      161.5 - 288.4      41.95       5.17           6.89           8.61        10.34
          Over 288.4         Over 288.4      45.92       5.48           7.30           9.13        10.95


--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).


'D' The rates shown reflect federal rates for 2000 and California rates for 1999 in effect as of the date hereof. Inflation adjusted income brackets for 2000 for California are not yet available, and the California rates thus are still subject to change with retroactive effect for 2000.

         TAX-FREE INCOME VS. TAXABLE INCOME--NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2000, or a single New Jersey individual with taxable income of $55,000 in 2000, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.


       TABLE III. 2000 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*


        TAXABLE INCOME (000'S)           EFFECTIVE                 A TAX-FREE YIELD OF
---------------------------------------  NEW JERSEY   -----------------------------------------------
                                            AND
                                         FEDERAL      3.00%     4.00%      5.00%        6.00%
          SINGLE             JOINT          TAX        -----     -----      -----       -----
          RETURN            RETURN        BRACKET      IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
-----------------------------------------------------------------------------------------------------
    $ 20.0 -  26.3     $ 20.0 -  43.9      16.49%      3.59%     4.79%      5.99%        7.18%
      26.3 -  35.0       43.9 -  50.0      29.26       4.24      5.65       7.07         8.48
                         50.0 -  70.0      29.76       4.27      5.70       7.12         8.54
      35.0 -  40.0       70.0 -  80.0      30.52       4.32      5.76       7.20         8.64
      40.0 -  63.6       80.0 - 106.0      31.98       4.41      5.88       7.35         8.82
      63.6 -  75.0      106.0 - 150.0      34.81       4.60      6.14       7.67         9.20
      75.0 - 132.6      150.0 - 161.5      35.42       4.64      6.19       7.74         9.29
     132.6 - 288.4      161.5 - 288.4      40.08       5.01      6.68       8.34        10.01
        Over 288.4         Over 288.4      43.45       5.30      7.07       8.34        10.61



--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

         TAX-FREE INCOME VS. TAXABLE INCOME--NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $90,000 in 2000, or a single individual with taxable income of $55,000 in 2000 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.66% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 2000, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2000, would have to earn a 4.47% taxable yield to realize a benefit equal to a 3% tax-free yield.


        TABLE IV. 2000 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*



       TAXABLE INCOME (000'S)           COMBINED                    A TAX-FREE YIELD OF
-------------------------------------   FEDERAL/     ---------------------------------------------------
                                         NYS/NYC          3.00%       4.00%      5.00%       6.00%
      SINGLE             JOINT             TAX            -----       -------    -----       -----
      RETURN             RETURN          BRACKET        IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
--------------------------------------------------------------------------------------------------------

     $    0 -  26.3   $    0 -  43.9     23.99%           3.95%        5.26%      6.58%       7.89%
       26.3 -  63.6     43.9 - 106.0     35.65            4.66         6.22       7.77        9.32
       63.6 - 132.6    106.0 - 161.5     38.33            4.86         6.49       8.11        9.73
      132.6 - 288.4    161.5 - 288.4     42.80            5.24         6.99       8.74       10.49
        Over 288.4       Over 288.4      6.02             5.56         7.41       9.26       11.12





       TAXABLE INCOME (000'S)           COMBINED                    A TAX-FREE YIELD OF
-------------------------------------   FEDERAL/     ---------------------------------------------------
                                           NYS            3.00%       4.00%      5.00%       6.00%
      SINGLE             JOINT             TAX            -----       -------    -----       -----
      RETURN             RETURN          BRACKET        IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
--------------------------------------------------------------------------------------------------------

  $    0 -  26.3    $    0 -  43.9        20.82%        3.79%        5.05%        6.31%        7.58%
    26.3 -  63.6      43.9 - 106.0        32.93         4.47         5.96         7.46         8.95
    63.6 - 132.6     106.0 - 161.5        35.73         4.67         6.22         7.78         9.34
   132.6 - 288.4     161.5 - 288.4        40.38         5.03         6.71         8.39        10.06
     Over 288.4        Over 288.4         43.74         5.33         7.11         8.89        10.66



----------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

                                OTHER INFORMATION

         MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all its board members. The shares of each series of PaineWebber RMA Money Fund, Inc. and PaineWebber Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

         The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.


         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.


         PRIOR NAMES. Prior to February 28, 1996, Municipal Money Market Series was known as PaineWebber/Kidder, Peabody Municipal Money Market Series and, prior to January 30, 1995, was known as Kidder, Peabody Municipal Money Market Series. Prior to December 15, 1995, New Jersey Municipal Money Fund was known as New Jersey Series.

         COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

         COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, serves as counsel to New York Municipal Money Fund with respect to New York law and New Jersey Municipal Money Fund with respect to New Jersey law.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS


         The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.

                                   APPENDIX A

        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS


         Shares of the Funds are available to investors who are participants in the Resource Management Account'r' (RMA'r') program offered by PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA participants. For more complete information, investors should refer to separate materials their Financial Advisor can provide them.

         THE PAINEWEBBER RMA PREMIER STATEMENT. RMA participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, card transactions and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A "Summary of Accounts" statement and a menu of customized statement options is available to make the monthly reporting even more comprehensive.

         PRELIMINARY AND YEAR-END SUMMARIES. RMA participants receive preliminary and year-end summary account information statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors with tax planning.

         CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Managing Your Fund Account -- Buying Shares," RMA participants select a money market fund as a primary fund from a variety of taxable and tax-free money funds into which uninvested cash is automatically swept on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

         CHECK WRITING. RMA participants have ready access to the assets held in their RMA through the check writing feature. There are no minimum check amounts or per check charges. The RMA checks include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

         DIRECT DEPOSIT. Regular payroll, pension, social security or other payments may be eligible for electronic deposit into RMA participants' accounts.

         ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA participants can electronically transfer money between their RMA and other financial institutions, transfer funds to and from other PaineWebber accounts and pay bills. A Bill Payment Service is available for an additional charge.

         PAINEWEBBER EDGE. RMA participants have free access to PaineWebber's proprietary online services - the PaineWebber EDGE. Delivered over the Internet in a secured area of PaineWebber's web site, the PaineWebber EDGE provides convenient, around-the-clock access to vital, customized account and market information.

         PLATINUM MASTERCARD'r'. RMA Participants receive a complimentary Platinum MasterCard debit card that makes account assets easily accessible. The Platinum MasterCard is accepted by merchants both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines ("ATM"). Through MasterCard's enhanced services programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

         RMA offers the MasterCard Special Services Concierge Service free of charge to RMA clients. These services help make travel amenities, entertaining and gift giving easier with a call to 1-877-828-5203.


         EXTENDED ACCOUNT PROTECTION. The net equity securities balance in an RMA Account is protected through private insurance in the event of the liquidation of PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of funds that are registered with the funds' transfer agent in the name of the shareholder, rather than being held in the shareholder's RMA account and registered in the name of PaineWebber or one of its correspondent firms.


         PAINEWEBBER REWARDS. RMA participants can choose to participate in the PaineWebber Rewards program for an additional fee of $50.00. Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

         RESOURCE ACCUMULATION PLAN'sm'. The Resource Accumulation Plan is an automatic mutual fund investment program that provides participants the ability to purchase shares of select mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.

         PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. RMA participants can call the PaineWebber Service Group and speak with a representative by calling
(800) RMA-1000. ResourceLine, a toll-free interactive voice response telephone system, provides account information 24 hours a day, seven days a week.


         MARGIN. RMA Participants may choose to have a margin feature as part of their RMA.

                                   APPENDIX B

        SERVICES AVAILABLE THROUGH THE BSA PROGRAM FOR BSA ACCOUNTHOLDERS



         Shares of the Funds are available to investors who are participants in the Business Services Account ("BSA") program. The following is a summary of some of the services that are available to BSA participants. For more complete information, investors should refer to separate materials their Financial Advisors can provide them.

         PREMIER BUSINESS SERVICES ACCOUNT STATEMENT. BSA participants receive a monthly premier statement, which provides consolidated information to assist with portfolio management decisions and business finances. The premier statement summarizes securities transactions, card transactions, and checks in chronological order with running cash and money fund balances. The "Portfolio Management" feature provides cost basis information where available as well as calculations of gains and losses on most investments. A menu of customized statement options is now available to make the monthly reporting more comprehensive.

         PRELIMINARY AND YEAR-END SUMMARIES STATEMENT. BSA participants receive preliminary and year-end summary information statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors plan.

         CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Managing Your Fund Account -- Buying Shares," BSA participants select a money market fund as a primary fund from a variety of taxable and tax-free money funds into which uninvested cash is automatically swept on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

         CHECK WRITING. BSA participants have ready access to the assets held in their BSA through the check writing feature. There are no minimum check amounts. Participants can order from a number of business check styles to suit their check writing needs. The BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.

         MASTERCARD BUSINESSCARD'r'--BSA participants can elect to receive a complimentary MasterCard BusinessCard debit card for easy access to account assets. The MasterCard BusinessCard is accepted worldwide, and can be used to obtain cash at thousands of automated teller machines ("ATM"). Through MasterCard's enhanced services programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

         BSA clients receive MasterCard Special Services Concierge Service free of charge. These services help make travel amenities, entertaining, and gift giving easier with a call to 1-877-828-5203.


         MARGIN. BSA Participants may choose to have a margin feature as part of their BSA.

         EXTENDED ACCOUNT PROTECTION. The net equity securities balance in a BSA is protected through private insurance in the event of the liquidation of PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of funds that are registered with the funds' transfer agent in the name of the shareholder, rather than being held in the shareholder's BSA and registered in the name of PaineWebber or one of its correspondent firms.


         PAINEWEBBER REWARDS. BSA participants can choose to participate in the PaineWebber Rewards program for an additional fee of $50.00 (The fee is waived for PaineWebber Vantage and PaineWebber Insight One accounts). Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

         PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. BSA participants can call the PaineWebber Services Group (800) BSA-0140 24 hours a day, seven days a week and speak to a PaineWebber representative to make any inquiries about their accounts. The ResourceLine Interactive voice response telephone system provides basic account information through a touch-tone telephone and is also available 24 hours a day, seven days a week.

         ELECTRONIC FUNDS TRANSFER. BSA participants may initiate transfers of funds either on a fixed or variable schedule among their BSA and other financial accounts. There is no charge or limit to incoming transfers, additional fees and limits may apply to outgoing transfers.

         BILL PAYMENT SERVICE. BSA participants can pay virtually all their bills for fixed or variable accounts. Additional fees may apply.

         PAINEWEBBER EDGE. BSA participants have free access to PaineWebber's proprietary online services, the PaineWebber EDGE. Delivered over the Internet in a secured area of PaineWebber's web site, the PaineWebber EDGE provides convenient, around-the-clock access to vital, customized account and market information.


         CARD RECEIVABLES PROCESSING. BSA account holders that transact business with their clients using credit cards and debit cards, can have these receipts automatically deposited into their BSA where their funds will be swept into their primary sweep fund thereby continuously earning dividends. Working through your current merchant processor, or a PaineWebber referral, this service is a simple way to enhance earnings on your business's cash flow.


         LETTERS OF CREDIT. BSA participants can have Standby Letters of Credit issued on their behalf through PaineWebber at competitive rates and backed by securities in their account.

You should rely only on the information contained in the Prospectus and this Statement of Additional Information. The funds and their distributor have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their distributor may not lawfully sell those shares.


Resource Management Account, RMA Business Services Account (BSA), and ResourceLine are registered service marks of PaineWebber Incorporated. Resource Accumulation Plan is a service mark of PaineWebber Incorporated. Platinum MasterCard and MasterCard BusinessCard are registered trademarks of MasterCard International Incorporated.



'c' 2000 PaineWebber Incorporated.  All rights reserved.




PAINEWEBBER RMA

    MONEY MARKET PORTFOLIO
    U.S. GOVERNMENT PORTFOLIO
    TAX-FREE FUND
    CALIFORNIA MUNICIPAL MONEY FUND
    NEW JERSEY MUNICIPAL MONEY FUND
    NEW YORK MUNICIPAL MONEY FUND



                                             STATEMENT OF ADDITIONAL INFORMATION


                                                                 AUGUST 31, 2000

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(1)      Restatement of Articles of Incorporation 1/
(2)      By-Laws as Restated May 13, 1998 2/
(3) Instruments defining the rights of holders of the Registrant's shares of common stock 3/
(4)      (a)      Investment Advisory and Administration Contract 2/
         (b)      Sub-Advisory and Sub-Administration Contract 2/
(5)      Distribution Contract 2/
(6)      Bonus, profit sharing or pension plans - none
(7)      Custodian Contract 2/
(8)      Transfer Agency Agreement 2/
(9)      Opinion and consent of counsel (filed herewith)
(10) Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)
(11)     Financial statements omitted from Part B - none
(12)     Letter of investment intent 2/

(13)     Plan of Distribution pursuant to Rule 12b-1 4/

(14)     and
(27)     Financial Data Schedule (not applicable)
(15)     Plan pursuant to Rule 18f-3 (not applicable)

(16)     Code of Ethics for Registrant and Mitchell Hutchins Asset Management
         Inc. 5/
         PaineWebber Incorporated, Registrant's investment adviser and principal distributor, is not required to have a code of ethics with respect to the Registrant because Registrant is a money market fund.


----------------------

1/ Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement, SEC File No. 2-78310, filed August 28, 1996.

2/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement, SEC File No. 2-78310, filed August 28, 1998.

3/ Incorporated by reference from Articles Fifth, Sixth, Seventh, Ninth, Tenth and Twelfth of Registrant's Restated Articles of Incorporation and from Articles II, III, VIII, X, XI, XII and XIII of the Registrant's Restated By-Laws.


4/ Incorporated by reference from Post-Effective Amendment No. 30 to the registration statement, SEC File No. 2-78310, filed August 27, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant


         None.

Item 25. Indemnification

         Article Fourteenth of the Articles of Incorporation provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article Fourteenth also provides that no amendment, alteration or repeal of the contents in the preceding sentence or the adoption, alteration or amendment of any other provision of the Articles or By-Laws inconsistent with Article Fourteenth shall adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

         Section 10.01 of Article X of the Bylaws provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

         Section 10.02 of Article X of the Bylaws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or out of his or her status as such whether or not the Registrant would have the power to indemnify him or her against such liability.


         Section 9 of the Investment Advisory and Administration Contract ("Advisory Contract") provides that PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith or gross negligence of PaineWebber in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Section 9 further provides that any person, even though also an officer, partner, employee or agent of PaineWebber, who may be or become an officer, director, employee or agent of Registrant shall be deemed, when rendering services to the Registrant or acting with respect to any business of the Registrant, to be rendering such service to or acting solely for the Registrant and not as an officer, partner, employee, or agent or one under the control or direction of PaineWebber even though paid by it.


         Section 8 of the Sub-Advisory and Sub-Administration Contract provides that Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by PaineWebber or the Registrant or its shareholders in connection with the performance of those Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Contracts.


         Section 9 of the Distribution Contract provides that the Registrant will indemnify PaineWebber and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by PaineWebber to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that PaineWebber agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by PaineWebber for use in the Registration Statement or arising out of an agreement between PaineWebber and any retail dealer, or arising out of supplementary literature or advertising used by PaineWebber in connection with the Distribution Contract.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act"), as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


         I. PaineWebber, a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

        II. Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber, which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.


Item 27. Principal Underwriters

(a) PaineWebber serves as principal underwriter and/or investment adviser for the following other investment companies:

         LIQUID INSTITUTIONAL RESERVES
         MITCHELL HUTCHINS LIR MONEY SERIES
         PAINEWEBBER CASHFUND, INC.
         PAINEWEBBER MANAGED MUNICIPAL TRUST
         PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
         PAINEWEBBER RMA MONEY FUND, INC.


(b) PaineWebber is the principal underwriter of the Registrant. The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7163), and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as directors or officers of the Registrant.



Name                                  Position With Registrant             Position and Offices With Underwriter
----                                  ------------------------             -------------------------------------
Margo N. Alexander*                   Director and President               Executive Vice President and a Director
                                      (Chief Executive Officer)

Mary C. Farrell**                     Director                             Managing Director, Senior Investment
                                                                           Strategist and Member of the
                                                                           Investment Policy Committee

-------------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

(c)      None.

Item 28. Location of Accounts and Records


         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant's transfer agent and custodian.


Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2000.

                                    PAINEWEBBER RMA TAX-FREE FUND, INC.

                                    By: /s/ Dianne E. O'Donnell
                                        ---------------------------------------
                                            Dianne E. O'Donnell
                                            Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                            Title                                      Date
---------                                            -----                                      ----
/s/ Margo N. Alexander                               President and Director                     August 29, 2000
------------------------------------                 (Chief Executive Officer)
Margo N. Alexander*

/s/ E. Garrett Bewkes, Jr.                           Director and Chairman                      August 29, 2000
------------------------------------                 of the Board of Directors
E. Garrett Bewkes, Jr.*

/s/ Richard Q. Armstrong                             Director                                   August 29, 2000
------------------------------------
Richard Q. Armstrong*

/s/ Richard R. Burt                                  Director                                   August 29, 2000
------------------------------------
Richard R. Burt*

/s/ Mary C. Farrell                                  Director                                   August 29, 2000
------------------------------------
Mary C. Farrell*

/s/ Meyer Feldberg                                   Director                                   August 29, 2000
------------------------------------
Meyer Feldberg*

/s/ George W. Gowen                                  Director                                   August 29, 2000
------------------------------------
George W. Gowen*

/s/ Frederic V. Malek                                Director                                   August 29, 2000
------------------------------------
Frederic V. Malek*

/s/ Carl W. Schafer                                  Director                                   August 29, 2000
------------------------------------
Carl W. Schafer*

/s/ Brian M. Storms                                  Director                                   August 29, 2000
------------------------------------
Brian M. Storms*

/s/ Paul H. Schubert                                 Vice President and Treasurer (Chief        August 29, 2000
------------------------------------                 Financial and Accounting Officer)
Paul H. Schubert


* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of PaineWebber RMA Tax-Free Fund, Inc., SEC File 2-78310, filed June 27, 1996.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 38 to the registration statement of PaineWebber Cashfund, Inc., SEC File 2-60655, filed May 28, 1999.

                       PAINEWEBBER RMA TAX-FREE FUND, INC.
                                  EXHIBIT INDEX

Exhibit
Number
--------


(1)      Restatement of Articles of Incorporation 1/
(2)      By-Laws as Restated May 13, 1998 2/
(3) Instruments defining the rights of holders of the Registrant's shares of common stock 3/
(4)      (a)      Investment Advisory and Administration Contract 2/
         (b)      Sub-Advisory and Sub-Administration Contract 2/
(5)      Distribution Contract 2/
(6)      Bonus, profit sharing or pension plans - none
(7)      Custodian Contract 2/
(8)      Transfer Agency Agreement 2/
(9)      Opinion and consent of counsel (filed herewith)
(10) Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)
(11)     Financial statements omitted from Part B - none
(12)     Letter of investment intent 2/

(13)     Plan of Distribution pursuant to Rule 12b-1 4/

(14)     and
(27)     Financial Data Schedule (not applicable)
(15)     Plan pursuant to Rule 18f-3 (not applicable)

(16)     Code of Ethics for Registrant and Mitchell Hutchins Asset Management
         Inc. 5/
         PaineWebber Incorporated, Registrant's investment adviser and principal distributor, is not required to have a code of ethics with respect to the Registrant because Registrant is a money market fund.


----------------------

1/ Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement, SEC File No. 2-78310, filed August 28, 1996.

2/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement, SEC File No. 2-78310, filed August 28, 1998.

3/ Incorporated by reference from Articles Fifth, Sixth, Seventh, Ninth, Tenth and Twelfth of Registrant's Restated Articles of Incorporation and from Articles II, III, VIII, X, XI, XII and XIII of the Registrant's Restated By-Laws.


4/ Incorporated by reference from Post-Effective Amendment No. 30 to the registration statement, SEC File No. 2-78310, filed August 27, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.




                          STATEMENT OF DIFFERENCES
                          ------------------------
The copyright symbol shall be expressed as................................. 'c'
The registered trademark symbol shall be expressed as...................... 'r'
The service mark symbol shall be expressed as.............................. 'sm'
The dagger symbol shall be expressed as.................................... 'D'
Characters normally expressed as superscript shall be preceded by.......... 'pp'